PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2013
PROPERTY AND EQUIPMENT, NET
Schedule of Property and equipment, net

	As of December 31,
	2012	2013

Building	$—	$34,395
Computer equipment and application software	61,149	61,857
Furniture and vehicles	1,159	1,267
Leasehold improvements	4,805	5,425
	67,113	102,944
Less: Accumulated depreciation	(34,758)	(44,294)
Less: Accumulated impairment loss	—	(90)
	$32,355	$58,560